John Hancock Variable Insurance Trust
Supplement dated December 11, 2015
to the Prospectus dated April 27, 2015

Equity Income Trust

Effective January 1, 2016, the advisory fee for Equity Income Trust is reduced to the following rates:

0.825% — first $100 million;

0.800% — next $100 million;*

0.775% — next $300 million;**

0.750% — next $500 million;***and

0.750% — excess over $1 billion.

* When Aggregate Net Assets exceed $200 million on any day, the annual rate of advisory fee for that day is 0.800% on the first $200 million of Aggregate Net Assets.

** When Aggregate Net Assets exceed $500 million on any day, the annual rate of advisory fee for that day is 0.775% on the first $500 million of Aggregate Net Assets.

*** When Aggregate Net Assets exceed $1 billion on any day, the annual rate of advisory fee for that day is 0.750% on the first $1 billion of Aggregate Net Assets.

Aggregate Net Assets comprise the assets of JHVIT Equity Income Trust and JHF II Equity Income Fund.

Effective January 1, 2016, the information found under the “Fees and Expenses” table and the “Expense Example” are amended and restated as follows to reflect the new advisory fee schedule:

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment medium and would be higher if they did.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee [1]	0.75	0.75	0.75
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses	0.03	0.03	0.03
Acquired fund fees and expenses [2]	0.01	0.01	0.01
Total annual fund operating expenses [3]	0.84	1.04	0.79

[1]	"Management fee" has been restated to reflect the contractual management fee schedule effective January 1, 2016.

[2]	"Acquired fund fees and expenses" are based on indirect net expenses associated with the fund's investments in underlying investment companies.

[3]	The "Total annual fund operating expenses" shown may not correlate to the fund's ratios of expenses to average net assets shown in the "Financial highlights" section of the fund's prospectus, which does not include "Acquired fund fees and expenses."

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Expense example

The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund's operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment medium and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series I	Series II	Series NAV
1 year	86	106	81
3 years	268	331	252
5 years	466	574	439
10 years	1,037	1,271	978

Money Market Trust B

Real Return Bond Trust

On December 10, 2015, the Board of Trustees of John Hancock Variable Insurance Trust approved an Agreement and Plan of Reorganization providing for the following reorganizations:

Acquired Fund	Acquiring Fund

Money Market Trust B	Money Market Trust
Real Return Bond Trust	Bond Trust

A meeting of the shareholders of each Acquired Fund has been scheduled for Thursday, April 14, 2016, to seek approval of its reorganization. Subject to regulatory and shareholder approval, each reorganization is scheduled to occur immediately after the close of business on Friday, April 29, 2016.

Money Market Trust

Money Market Trust B

Conversion to Government Money Market Funds

On December 10, 2015, the Board of Trustees approved the conversion of the fund to a government money market fund as defined under Rule 2a-7 under the Investment Company Act of 1940, effective April 6, 2016 (the “Conversion Date”). In connection with this conversion, effective on the Conversion Date, the investment policies of the fund are amended and restated as follows:

The fund operates as a “government money market fund” in accordance with Rule 2a-7 under the Investment Company Act of 1940 and is managed in the following manner:

•	under normal market conditions, the fund invests at least 99.5% of its total assets in cash, U.S. Government securities and/or repurchase agreements that are fully collateralized by U.S. Government securities or cash

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o	U.S. Government securities include both securities issued or guaranteed by the U.S. Treasury and securities issued by entities that are chartered or sponsored by Congress but are not issued or guaranteed by the U.S. Treasury

•	the fund seeks to maintain a stable net asset value (“NAV”) of $1.00 per share and its portfolio is valued using the amortized cost method as permitted by Rule 2a-7

•	the fund invests only in U.S. dollar-denominated securities

•	the fund buys securities that have remaining maturities of 397 days or less (as calculated pursuant to Rule 2a-7)

•	the fund maintains a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life to maturity of 120 days or less

•	the fund must meet certain other criteria, including those relating to maturity, liquidity and credit quality

•	as a government money market fund, the fund is not subject to liquidity fees or redemption gates, although the Board may elect to impose such fees or gates in the future.

The fund generally expects to declare and pay dividends from net investment income on a daily basis on each share class as long as the income attributable to a class exceeds the expenses attributable to that class on each day. If class expenses exceed class income on any day, the fund will not pay a dividend on the class on that day and will resume paying dividends only when, on a future date, the accumulated net investment income of the class is positive. The fund has adopted this policy because, in the current investment environment of low interest rates, it may find that on any given day or on a number of consecutive days, its investment returns may be less than the expenses attributable to a class. For a more complete description of this policy, which can result in the fund not paying dividends on one or more classes for one or more periods that may be as short as a day or quite lengthy, see “General Information — Dividends” below. For a description of the allocation of expenses among fund share classes, see “Multiclass Pricing; Rule 12b-1 Plans” in the prospectus.

From time to time, the Advisor and its affiliates may reimburse or otherwise voluntarily reduce the fund’s expenses or the Advisor may waive a portion of its management fee in an effort to maintain a net asset value of $1.00 per share, for the purpose of avoiding a negative yield or for the purpose of increasing the fund’s yield during the period of the limitation. Any such expense reimbursements, reductions or waivers are voluntary and temporary and may be terminated by the Advisor at any time without notice.

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

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In connection with this conversion, the Principal Investment Risks of the fund are amended to add the following additional risks, effective on the Conversion Date:

U.S. Treasury Obligations Risk. The market value of direct obligations of the U.S. Treasury may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of the fund’s investments in obligations issued by the U.S. Treasury to decline.

U.S. Government Agency Obligations Risk. The fund invests in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt securities that they issue are neither guaranteed nor issued by the U.S. government. Such debt securities are subject to the risk of default on the payment of interest and/or principal, similar to the debt securities of private issuers. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.

Redemption Risk. The fund may experience periods of heavy redemptions that could cause it to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets, and that could affect the fund’s ability to maintain a $1.00 share price. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the fund could cause the remaining shareholders in the fund to lose money. In addition, the fund may suspend redemptions and liquidate the fund when permitted by applicable regulations.

* * *

In connection with the conversion of the fund to a government money market fund, it is anticipated that the fund will transition its portfolio to securities that are eligible investments for a government money market fund prior to the Conversion Date.

Advisory Fee Decrease

On December 10, 2015, the Board of Trustees approved reducing the advisory fee for Money Market Trust and Money Market Trust B effective on the Conversion Date. The new advisory fee schedule is set forth below.

0.500% on the first $500 million of Aggregate Net Assets;*

0.425% on the next $250 million of Aggregate Net Assets;

0.375% on the next $250 million of Aggregate Net Assets;

0.350% on the next $500 million of Aggregate Net Assets;

0.325% on the next $500 million of Aggregate Net Assets;

0.300% on the next $500 million of Aggregate Net Assets; and

0.275% on the excess over $2.5 billion of Aggregate Net Assets.

* Aggregate Net Assets comprise the net assets of Money Market Trust, Money Market Trust B, and John Hancock Money Market Fund, a series of John Hancock Current Interest.

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Effective on the Conversion Date, the information found under the “Fees and Expenses” table and the “Expense Example” are amended and restated as follows to reflect the new advisory fee schedule:

Money Market Trust

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment medium and would be higher if they did.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee [1]	0.35	0.35	0.35
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses	0.03	0.03	0.03 [2]
Total annual fund operating expenses	0.43	0.63	0.38

[1]	"Management fee" has been restated to reflect the contractual management fee schedule effective April 6, 2016.

[2]	"Other expenses" have been estimated for the first year of operations of the fund's Series NAV shares.

Expense example

The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund's operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment medium and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series I	Series II	Series NAV
1 year	44	64	39
3 years	138	202	122
5 years	241	351	213
10 years	542	786	480

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Money Market Trust B

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment medium and would be higher if they did.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series NAV
Management fee [1]	0.35
Distribution and service (Rule 12b-1) fees	0.00
Other expenses	0.04
Total annual fund operating expenses	0.39
Contractual expense reimbursement [2]	– 0.11
Total annual fund operating expenses after expense reimbursements	0.28

[1]	"Management fee" has been restated to reflect the contractual management fee schedule effective April 6, 2016.

[2]	The advisor has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the fund) in an amount so that the fund's annual operating expenses do not exceed its "Total annual fund operating expenses after expense reimbursements" as shown in the table above. A fund's "Total annual fund operating expenses" includes all of its operating expenses including advisory and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, short dividends, acquired fund fees, litigation and indemnification expenses and extraordinary expenses of the fund not incurred in the ordinary course of the fund's business. The advisor's obligation to provide the expense cap will remain in effect until April 30, 2016 unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

Expense example

The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund's operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment medium and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series NAV
1 year	29
3 years	114
5 years	208
10 years	482

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

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